EXHIBIT 10.1


                               FIRST AMENDMENT TO

             GLOBAL RESOURCE CORPORATION CLASS "B" PURCHASE WARRANT

                                CERTIFICATE _____



         WHEREAS, Global Resource Corporation (the "Corporation") issued Common Stock Warrants, Certificate __, dated ____, 2006 to the Holder (as defined therein) (the "Warrant");

         WHEREAS, the Warrant has an expiration date of December 31, 2008 and the Corporation desires to extend the expiration date until one hundred twenty days after the Warrant and the Common Stock issuable upon exercise thereof are registered under the Securities Act of 1933 with the U.S. Securities and Exchange Commission; and

         WHEREAS, the Corporation now desires to further amend the Warrant in certain respects as set forth below;

         NOW, THEREFORE, it is agreed by and among the parties hereto, intending to be legally bound, that the Warrant is amended as follows:

         1. The defined term "Expiration Date" contained in the preamble of the Warrant is amended and restated in its entirety to read as follows:


                  "Expiration Date" shall mean the date which is one hundred twenty days after the date of effectiveness of the registration of these Warrants and the Common Stock to be issued upon exercise of these Warrants under the Securities Act of 1993 with the U.S. Securities and Exchange Commission.

         2. Except as expressly amended by this Amendment, the Warrant shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Global Resource Corporation Class "B" Purchase Warrant as of this 20th day of November, 2008.

                                    GLOBAL RESOURCE CORPORATION

                                    By:_________________________________
                                    Name:  Eric Swain
                                    Title: Chief Executive Officer

                                    By:_________________________________
                                    Name:  Jeffrey J. Andrews
                                    Title: Secretary

COUNTERSIGNED BY:                   Olde Monmouth Stock Transfer Co., Inc.
                                    200 Memorial Parkway,
                                    Atlantic Highlands, NJ 07716